Quarterly portfolio holdings
John Hancock
U.S. Global Leaders Growth Fund
U.S. equity
July 31, 2025
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Fund’s investments

As of 7-31-25 (unaudited)
	Shares	Value
Common stocks 99.6%		$2,071,874,457
(Cost $1,190,233,005)
Communication services 9.4%		196,227,293
Entertainment 1.8%
Netflix, Inc. (A)	32,897	38,140,782
Interactive media and services 7.6%
Alphabet, Inc., Class C	291,169	56,154,853
Meta Platforms, Inc., Class A	131,790	101,931,658
Consumer discretionary 16.5%		344,309,729
Broadline retail 7.7%
Amazon.com, Inc. (A)	690,161	161,573,588
Hotels, restaurants and leisure 6.7%
Chipotle Mexican Grill, Inc. (A)	1,366,187	58,582,099
Yum! Brands, Inc.	561,319	80,914,134
Textiles, apparel and luxury goods 2.1%
NIKE, Inc., Class B	578,925	43,239,908
Financials 15.2%		315,212,373
Capital markets 4.3%
S&P Global, Inc.	160,946	88,697,341
Consumer finance 2.6%
American Express Company	181,245	54,248,441
Financial services 4.8%
Visa, Inc., Class A	286,568	99,000,647
Insurance 3.5%
Aon PLC, Class A	205,971	73,265,944
Health care 8.8%		182,411,863
Health care equipment and supplies 3.0%
The Cooper Companies, Inc. (A)	874,895	61,846,328
Health care providers and services 2.9%
UnitedHealth Group, Inc.	243,542	60,778,342
Life sciences tools and services 2.9%
Danaher Corp.	303,242	59,787,193
Industrials 10.6%		219,876,136
Commercial services and supplies 4.9%
Waste Management, Inc.	441,173	101,099,205
Ground transportation 3.7%
Canadian Pacific Kansas City, Ltd.	1,040,517	76,530,025
Trading companies and distributors 2.0%
W.W. Grainger, Inc.	40,640	42,246,906
Information technology 37.2%		774,781,162
IT services 2.6%
Gartner, Inc. (A)	161,211	54,594,105
Semiconductors and semiconductor equipment 8.1%
Arm Holdings PLC, ADR (A)	269,231	38,062,533
NVIDIA Corp.	728,702	129,614,225
Software 23.9%
Intuit, Inc.	122,420	96,115,615
Microsoft Corp.	295,770	157,793,295
Salesforce, Inc.	234,974	60,700,833
ServiceNow, Inc. (A)	61,368	57,877,388
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Synopsys, Inc. (A)	137,991	$87,413,159
Workday, Inc., Class A (A)	164,712	37,781,639
Technology hardware, storage and peripherals 2.6%
Apple, Inc.	264,144	54,828,370
Materials 1.9%		39,055,901
Chemicals 1.9%
Ecolab, Inc.	149,205	39,055,901

	Yield (%)	Shares	Value
Short-term investments 0.5%			$9,296,571
(Cost $9,296,571)
Short-term funds 0.5%			9,296,571
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.2386(B)	9,296,571	9,296,571

Total investments (Cost $1,199,529,576) 100.1%	$2,081,171,028
Other assets and liabilities, net (0.1%)	(1,424,990)
Total net assets 100.0%	$2,079,746,038

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-25.
SEE NOTES TO FUND’S INVESTMENTS	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2025, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$356,064,705	$(356,055,074)	$(9,631)	—	$15,884	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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